SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : December 27,1999


                       Saxon Asset Securities Trust 1999-4
             Mortgage Loan Asset Backed Certificates, Series 1999-4

             (Exact name of registrant as specified in its charter)


     Virginia                      333-59479              52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                 This report consists of 8 consecutively numbered pages.


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Item 5.   Other Events.

          On December 27,1999 distributions were made to the Certificateholders.
          Specific   information   with   respect  to  the distributions  is
          filed  as  Exhibit  99.1.   No  other   reportable transactions or
          matters have  occurred  during the current  reporting period.

Item 7.   Financial Statements and Exhibits.

           (c) The following exhibits are filed as part of this report:

               Monthly Payment Report on December 27,1999 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1999-4
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1999-4


Date:                      By:  /s/ Bradley D. Adams
                                ---------------
                                Bradley D. Adams
                                Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Payment Report Statement on
                         December 27,1999

                                  Exhibit 99.1


                    Monthly Payment Report on December 27,1999

                                      -5-

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
                                                  PAYMENT DISTRIBUTION STATEMENT
                                                SAXON ASSET SECURITIES TRUST 1999-4
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1999-4
                                                  STATEMENT TO CERTIFICATEHOLDER






Distribution Date:		27-Dec-99
											 Cer-	Cerifi-
											 tifi-	cates
										Interest cates	Carry	Applied
		 Original	Beginning					Carry	 Carry	over	Realized  Ending	Ending
		 Certificate	Certificate	Principal	 Interest 	Forward	 over	Amount	Loss	  Distri-	Certificate
Class	Cusip #	 Balance	Balance		Distribution	 Distribution 	Amount	 Amount Paid	Amount	  bution	Balance

AV-1  805564EU1	303,437,000.00	303,437,000.00	1,170,124.23	1,753,086.20 	 -   	 -   	 -   	N/A	 2,923,210.43	302,266,875.77
MV-1  805564EV9	 27,568,000.00	 27,568,000.00	 	-   	  166,776.83 	 -   	 -   	 -   	 -   	   166,776.83	 27,568,000.00
MV-2  805564EW7	 20,340,000.00	 20,340,000.00	 	-   	  134,321.69 	 -   	 -   	 -   	 -   	   134,321.69	 20,340,000.00
BV-1  805564EX5	 18,655,000.00	 18,655,000.00	 	-   	  155,840.50 	 -   	 -   	 -   	 -   	   155,840.50	 18,655,000.00
R	80556R3		N/A		N/A		N/A	 	-   	N/A	N/A	N/A	N/A	 	-   		N/A

TOTALS		370,000,000.00	370,000,000.00	1,170,124.23	 2,210,025.21 		  			 3,380,149.44	368,829,875.77

		370,000,000.00	370,000,000.00	1,170,124.23	 2,210,025.21					 3,380,149.44 	368,829,875.77





One Month LIBOR RATE			5.59250%

Factor Information per $1,000 of the Original Balance

							       Certi-			Current
					   Interest  Certi-    ficates			Pass
		 Principal    Interest	   Carry     ficates   Carryover End Prin	Through
Class	Cusip #	 Distribution Distribution Forward   Carryover Paid 	 Balance	Rate

AV-1  805564EU1	 3.85623	5.77743	   0.00000   0.00000   0.00000	   996.14377	5.94250%
MV-1  805564EV9	 0.00000	6.04965	   0.00000   0.00000   0.00000	 1,000.00000	6.22250%
MV-2  805564EW7	 0.00000	6.60382	   0.00000   0.00000   0.00000	 1,000.00000	6.79250%
BV-1  805564EX5	 0.00000	8.35382	   0.00000   0.00000   0.00000	 1,000.00000	8.59250%









	If there are any questions or comments, please contact:

	Joan Dolce
	Saxon Mortgage
	4880 Cox Road
	Richmond, VA  23060
	(804) 967-5814


						-6-

				      PAYMENT DISTRIBUTION STATEMENT
                                   SAXON ASSET SECURITIES TRUST 1999-4
                                 MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                          SERIES 1999-4





		Aggregate Scheduled Mortgage Principal Balance1			249,322,553.37
		Prepayment Amount						  1,052,797.62
		Substitution Shortfall Amount						 -
		Repurchase Amounts							 -
		Other Recoveries						 	 -
		Extra Principal Distribution Amount					 -
		Applied Realized Loss Amount						 -
		Unpaid Realized Loss Amount						 -


		Net Rate							     9.43134%
		Largest Mortgage Loan Balance					    849,231.55
		Servicing Fees							    103,388.30
		Master Servicing Fees						     10,437.07
		Beginning Pre-Funded Amount				        119,510,205.00
		Ending Pre-Funded Amount1						 -

		The Number and Aggregate Principal Balances
		  of all Delinquent Mortgage Loans as of the Remittance Date

						Category	 Number	Percentage  Principal Balance
						30-59 Days	  80	3.85254%       9,605,250.03
						60-89 Days	   4 	0.23321%	 581,445.61
						90+ Days	   -   	0.00000%	       -



		Number of Mortgage Loans in Foreclosure Proceedings						 -
		Scheduled Principal Balance of all Mortgage Loans in Foreclosure Proceedings						 -
		Number of Mortgage Loans in Foreclosure in Prior Month						 -
		Scheduled Principal Balance of all Mortgage Loans in Foreclosure in Prior Month						 -



		Number of Mortgagors in Bankruptcy Proceedings							1
		Scheduled Principal Balances of Mortgage Loans in Bankruptcy Proceedings						175,460.46



		Number of any REO Properties									 -
		Book Value of any REO Properties						 		 -


							Servicer	Number	Principal Balance
		Number of 60+ Delinquent Loans		Meritech	 4 	 581,445.61


		Amount on Deposit in Asset Proceeds Account						3,380,149.44

		Interest Funds						 				1,949,554.97
		Capitalized Interest Requirement						 	  260,470.09
		Scheduled Principal						 			  114,444.17
		Unscheduled Principal						 			1,052,797.62
		Prefunded Amount Transfer1						 		    2,882.60



		1. The trust acquired $119,507,322.24 of subsequent mortgage loans on 12/23/99.



								-7-

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                                                  PAYMENT DISTRIBUTION STATEMENT
                                                SAXON ASSET SECURITIES TRUST 1999-4
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1999-4
                                                  STATEMENT TO CERTIFICATEHOLDERS





		Realized Losses for the current period					 -
		Cumulative Realized Losses						 -
		Applied Realized Losses						 	 -
		Unpaid Realized Losses							 -



		Trigger Event							Has not occurred
		Subordinate Trigger Event					Has not occurred


		Overcollateralization Target Amount				11,609,000.00
		Overcollateralization Amount					     2,882.60




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